Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Class A Common Stock, par value $0.00001 per share, of Standard Nuclear, Inc. The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned further agree to file this joint filing agreement as an exhibit to the foregoing statement on Schedule 13G. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This joint filing agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Date: July 23, 2026

DECISIVE POINT GROUP, LLC

/s/ Thomas Hendrix

Name: Thomas Hendrix

Title: Authorized Signatory

DECISIVE POINT - STANDARD NUCLEAR I, LLC

By: Decisive Point Ventures Fund II GP, LLC, its Manager

By: Decisive Point Group, LLC, its Sole Member

/s/ Thomas Hendrix

Name: Thomas Hendrix

Title: Authorized Signatory

DECISIVE POINT - STANDARD NUCLEAR II, LLC

By: Decisive Point Ventures Fund II GP, LLC, its Manager

By: Decisive Point Group, LLC, its Sole Member

/s/ Thomas Hendrix

Name: Thomas Hendrix

Title: Authorized Signatory

DECISIVE POINT - STANDARD NUCLEAR III, LLC

By: Decisive Point Ventures Fund II GP, LLC, its Manager

By: Decisive Point Group, LLC, its Sole Member

/s/ Thomas Hendrix

Name: Thomas Hendrix

Title: Authorized Signatory

DECISIVE POINT - STANDARD NUCLEAR IV, LLC

By: Decisive Point Ventures Fund II GP, LLC, its Manager

By: Decisive Point Group, LLC, its Sole Member

/s/ Thomas Hendrix

Name: Thomas Hendrix

Title: Authorized Signatory

DECISIVE POINT - STANDARD NUCLEAR V, LLC

By: Decisive Point Ventures Fund II GP, LLC, its Manager

By: Decisive Point Group, LLC, its Sole Member

/s/ Thomas Hendrix

Name: Thomas Hendrix

Title: Authorized Signatory

DECISIVE POINT VENTURES II MASTER FUND, L.P.

By: Decisive Point Ventures Fund II GP, LLC, its Manager

By: Decisive Point Group, LLC, its Sole Member

/s/ Thomas Hendrix

Name: Thomas Hendrix

Title: Authorized Signatory

DECISIVE POINT VENTURES FUND II GP, LLC

By: Decisive Point Group, LLC, its Sole Member

/s/ Thomas Hendrix

Name: Thomas Hendrix

Title: Authorized Signatory